EXHIBIT 10.12

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, STATE SECURITIES STATUTES AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

                            ========================

                                                         Warrant No. 1

                                     WARRANT

                                       TO

                      PURCHASE 100,000 SHARES COMMON STOCK

                                       OF

                            HEALTHTECH DELIVERY, INC.

                            ========================

        This Warrant dated as of April 18, 1997 ("Warrant") certifies that, for good and valuable consideration, HEALTHTECH DELIVERY, INC., a Delaware corporation (the "Company"), grants to EQUUS II INCORPORATED, a Delaware corporation ("Equus"), or permitted registered assigns (the "Warrantholder" or "Warrantholders"), subject to the terms and conditions set forth herein, the right to subscribe for and purchase from the Company: One Hundred Thousand (100,000) shares (the "Warrant Shares") of the Company's common stock, par value $.001 per share ("Common Stock"), at the initial per share public offering price (the "Exercise Price") of Common Stock offered to the public in the Company's initial public offering ("IPO"), during the period from and after 9:00 a.m. Houston, Texas time on the date of the closing of the IPO (the "Initial Exercise Date") and to and including 5:00 p.m. Houston, Texas time on the fifth anniversary of the Initial Exercise Date (the "Expiration Date"). The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 5.

        1. DURATION AND EXERCISE OF WARRANT; LIMITATION EXERCISE PAYMENT OF
TAXES.

               1.1 DURATION AND EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised by the Warrantholder of record, in whole, or from time to time in part (but covering at least the lesser of 1,000 shares or the remaining unexercised portion of this Warrant), by surrender of this Warrant, accompanied by the Exercise Form annexed hereto (the "Exercise Form") duly executed by the Warrantholder of record and specifying the number of Warrant Shares to be purchased, to the Company at the office of the Company located at 2078 Prospector Avenue Park City, Utah 84060 (or such other office or agency of the Company as it may designate by notice to the Warrantholder at the address of such Warrantholder appearing on the books of the Company) during normal business hours on any day (a "Business Day") other than a Saturday, Sunday or a day on which the Company is otherwise closed for business (a "Nonbusiness Day") on or after 9:00 a.m. Houston, Texas time on the Initial Exercise Date but not later than 5:00 p.m. on the Expiration Date (or 5:00 p.m. on the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), delivery of payment to the Company in cash or by certified bank check of the Exercise Price for the number of Warrant Shares specified in the Exercise Form and such documentation as to the identity and authority of the Warrantholder as the Company may reasonably request. Such Warrant Shares shall be deemed by the Company to be issued to the Warrantholder which is the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. Certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder as promptly as practicable, and in any event within 10 business days, thereafter. The stock certificates so delivered shall be in denominations of at least 1,000 shares each or such other denomination as may be specified by the Warrantholder and agreed upon by the Company, and shall be issued in the name of the Warrantholder or, if permitted by subsection 1.5 and in accordance with the provisions thereof, such other name as shall be designated in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

               1.2 LIMITATION ON EXERCISE. If this Warrant is not exercised prior to 5:00 p.m. on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Nonbusiness Day), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not be exercisable and no Warrant Shares shall be issued hereunder, prior to 9:00 a.m. Houston, Texas time on the Initial Exercise Date.

               1.3 CASHLESS EXERCISE. Notwithstanding Section 1.1 above, the Warrantholder, in lieu of the payment of cash or certified bank check for the aggregate Exercise Price for shares of Common Stock as to which this Warrant is being exercised, may elect by written notice delivered to the Company at the time the Exercise Form is delivered to the Company pursuant to Section 1.1 above, to effect a "cashless exercise," in which case
(i) the Warrantholder need not pay the aggregate Exercise Price to the Company in cash or by certified bank check, and (ii) the number of shares of Common Stock issuable upon such exercise shall be reduced by a number of shares of Common Stock determined by dividing (x) the aggregate Exercise Price for all shares of Common Stock as to which this Warrant is then being exercised by (y) the Current Market Price (as such term is hereinafter defined) per share of Common Stock at the date of such exercise, and by then rounding downward to the nearest whole share of Common Stock.

               1.4 PAYMENT OF TAXES. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

               1.5    TRANSFER; RESTRICTION ON TRANSFER AND LEGEND.

               (a) Subject to the provisions of Section 1.5(b) below, this Warrant may be transferred, in whole or in part, at any time, without the consent of the Company, by notice from Warrantholder. The Company shall keep at its principal office a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration, transfer and exchange of this Warrant. The Company will not at any time, except upon the dissolution, liquidation or winding up of the Company, close such register so as to prevent or delay the exercise or transfer of this Warrant.

               (b) Neither this Warrant nor any of the Warrant Shares, nor any interest or participation in either, may be in any manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities laws.

               Each certificate for Warrant Shares and any Warrant issued at any time in exchange or substitution for any Warrant bearing such a legend shall bear a legend similar in effect to the foregoing paragraph 1.5(b) unless, in the opinion of counsel for the Company, the Warrant need no longer be subject to the restriction contained herein. The provisions of this subsection 1.5 shall be binding upon all subsequent holders of this Warrant, if any. Warrant Shares transferred to the public as expressly permitted by, and in accordance with, the provisions of this Warrant shall thereafter cease to be deemed to be "Warrant Shares" for purposes hereof.

               1.6 DIVISIBILITY OF WARRANT. This Warrant may be divided into warrants representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any Business Day, without charge to any Warrantholder, except as provided below. The Warrantholder will be charged for reasonable out-of-pocket costs incurred by the Company in connection with the division of this Warrant into Warrants representing fewer than one thousand

(1,000) Warrant Shares. Upon any such division, and, if permitted by subsection
1.5 and in accordance with the provisions thereof, the Warrants may be transferred of record to a name other than that of the Warrantholder of record; PROVIDED, HOWEVER, that the Warrantholder shall be required to pay any and all transfer taxes with respect thereto.

        2. RESERVATION AND LISTING OF SHARES. All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and shall at its expense use all commercially reasonable efforts to procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed. The Company shall, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

        3. EXCHANGE, LOSS OR DESTRUCTION OF WARRANT. If permitted by subsection
1.5 or 1.6 and in accordance with the provisions thereof, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be cancelled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

        4. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsections 1.1, 1.5 and 1.6 or in Section 3.

        5. CERTAIN ADJUSTMENTS. The Exercise Price at which Warrant Shares may be purchased hereunder, and the number of Warrant Shares to be purchased upon exercise hereof, are subject to change or adjustment as follows:

               5.1 ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company issues or sells any shares of Common Stock (other than up to 100,000 shares of Common Stock to be issued by the Company in a private placement at $5 per share within 60 days after the date hereof) for a consideration per share less than
(x) the Exercise Price or (y) the then Current Market Price (as hereinafter defined) per share of Common Stock in effect immediately prior to the time of such issue or sale, the Exercise Price shall be reduced to the lower of the prices calculated by:

               (1) dividing (A) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price plus (y) the aggregate consideration, if any, received by the Company upon such issue or sale, by
                      (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and

               (2) multiplying the then existing Exercise Price by a fraction the numerator of which is (A) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Current Market Price per share of Common Stock immediately prior to such issue or sale plus (y) the consideration received by the Company upon such issue or sale divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which shall be the Current Market Price per share of Common Stock immediately prior to such issue or sale.

               For purposes of this Section 5.1, the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of the date upon which the Company shall (i) enter into a firm contract for the issuance of such shares or (ii) issue such shares.

               5.2 PROVISIONS APPLICABLE TO SECTION 5.1. For purposes of Section 5.1, the following subsections (a) through (l), inclusive, shall be applicable:

               (a) ADJUSTMENT OF NUMBER OF SHARES PURCHASABLE. Upon any adjustment of the Exercise Price as provided in Section 5.1 or in this
        Section 5.2, the Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from the adjustment, the number of shares of Common Stock (calculated to the nearest 1/100th of a share) obtained by multiplying the Exercise Price in effect immediately before the adjustment by the number of shares of Common Stock purchasable hereunder immediately before the adjustment and dividing the product thereof by the Exercise Price resulting from the adjustment.

               (b) ISSUANCE OF WARRANTS OR OTHER RIGHTS. If the Company in any manner grants (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or Convertible Securities (as hereinafter defined), whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and if the price per share for which shares of Common Stock are issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities is less than (i) the Exercise Price in effect immediately before the granting of such rights or options or (ii) the Current Market Price per share of Common Stock existing immediately before the granting of such rights or options, then the maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share. The price per share for which shares of Common Stock are issuable upon the exercise of such right or options or upon conversion or exchange of such Convertible Securities shall be determined by dividing (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (2) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options. No further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock or of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities except as otherwise provided in subsection (d) below. For purposes of this subsection (b), the date as of which the Current Market Price per share of Common Stock shall be computed shalt be the earlier of the date upon which the Company shall (i) enter into a firm contract for the issuance of such rights or other options or (ii) issue such rights or other options.

               (c) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be less than (i) the Exercise Price in effect immediately prior to the time of such issue or sale or (ii) the Current Market Price per share of Common Stock existing immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date for the determination of the Current Market Price per share of Common Stock as hereinafter provided) be deemed to be outstanding and to have been issued for such price per share; provided however, except as otherwise specified in subsection (c) below, (1) no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (2) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price have been or are to be made under other provisions of Sections 5.1 and 5.2, no further adjustment of the Exercise Price shall be made by reason of such issue or sale. The price per share for which shares of Common Stock are issuable upon such conversion or exchange shall be determined by dividing (x) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by
        (y) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. For purposes of this subsection (c), the date as of which the Current Market Price per share of Common Stock shall be computed shall be the earlier of the date upon which (i) the Company shall enter into a firm contract for the issuance of such Convertible Securities or (ii) such Convertible Securities are actually issued.

               (d) READJUSTMENT OF EXERCISE PRICE. If (i) the purchase price provided for in any rights or options referred to in subsection (b) above, or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in paragraph (b) or (c) above, or (iii) the rate at which any Convertible Securities referred to in subsection (b) or (c) above are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be readjusted to the Exercise Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Exercise Price then in effect shall be increased to the Exercise Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such rights or options referred to in paragraph (b) above or the rate at which any Convertible Securities referred to in paragraph (b) or (c) are convertible into or exchangeable for Common Stock, shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise in any such rights or options or upon conversion or exchange of any such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be adjusted to such amount as would have obtained had such right, option or Convertible Securities never been issued as to such Common Stock and had adjustments never been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Exercise Price then in effect hereunder is thereby reduced.

               (e) MINIMUM ADJUSTMENT. If any adjustment of the Exercise Price pursuant to Section 5.1 results in an adjustment of less than $.001 per share of Common Stock, no such adjustment shall be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to $.001 or more per share of Common Stock; provided, however, upon any adjustment of the Exercise Price resulting from (i) the declaration of a dividend upon, or the mailing of any distribution in respect of, any stock of the Company payable in Common Stock or Convertible Securities or (ii) the reclassification, by subdivision, combination or otherwise, of the Common Stock into a greater or smaller number of shares, the foregoing figure of $.001 per share (or such figure as last adjusted) shall be proportionately adjusted; provided, further, upon the exercise of this Warrant, the Company shall make all necessary adjustments not theretofore made to the Exercise Price up to and including the date upon which this Warrant is exercised.

               (f) CONSIDERATION FOR DIVIDENDS IN SECURITIES. If the Company declares a dividend or makes any other distribution upon any stock of the Company payable in either case in Common Stock or Convertible Securities, such Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (g) CONSIDERATION FOR RIGHTS OR OPTIONS. If any rights or options to purchase any shares of Common Stock or Convertible Securities are issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to the rights or options, the rights or options shall be deemed to have been issued without consideration.

               (h) DETERMINATION OF CONSIDERATION UPON PAYMENT OF CASH, PROPERTY OR MERGER. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction of any accrued interest, dividends or any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities are issued for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value on the date of issue of the securities so issued by the Company, as determined in good faith by the Board of Directors of the Company, less any expenses incurred by the Company in connection therewith. If any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value thereof on the date of issue, as determined in good faith by the Board of Directors of the Company, for such portion of the assets and business of the non-surviving corporation as the Board of Directors shall attribute to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for the purposes of subsection (n) below, shall be made after giving effect to such adjustment of the Exercise Price.

               (i) RECORD DATE. If the Company takes a record of the holders of the Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then the record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of the dividend or the making of such other distribution or the date of the granting of the right of subscription or purchase, as the case may be.

               (j) SHARES OUTSTANDING. The number of shares of Common Stock deemed to be outstanding at any given time shall (i) include shares of Common Stock issuable in respect of scrip certificates which have been issued in lieu of fractional shares of Common Stock, but (ii) exclude
        (1) shares of Common Stock in the treasury of the Company or any Subsidiary, (2) shares of Common Stock previously issued upon the exercise of the Warrants and (3) shares of Common Stock issuable upon the exercise of the Warrants.

               (k) SPLITS AND COMBINATIONS. If the Company at any time subdivides its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately before the subdivision shall be proportionately reduced, and, conversely, if the outstanding shares of Common Stock of the Company are combined into a smaller number of shares, the Exercise Price in effect immediately before the combination shall be proportionately increased.

               (l) REORGANIZATION, RECLASSIFICATION OR RECAPITALIZATION OF COMPANY. In case of any capital reorganization or reclassification or recapitalization of the capital stock of the Company (other than (i) in the cases referred to in subsection (k) of this Section 5.2 and (ii) a change in par value, or from par value to no par value or from no par value to par value) or in case of the consolidation or merger of the Company with or into another corporation or in case of the sale or transfer of the property of the Company as an entirety or substantially as an entirety, there shall thereafter be deliverable upon the exercise of this Warrant or any portion thereof (in lieu of or in addition to the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which the holder of the number of shares of Common Stock which would otherwise have been deliverable upon the exercise of this Warrant or any portion thereof at the time would have been entitled upon such capital reorganization or reclassification of capital stock, consolidation, merger or sale, and at the same aggregate Exercise Price. Prior to and as a condition of the consummation of any transaction described in the preceding sentence, the Company shall make appropriate, written adjustments in the application of the provisions herein set forth satisfactory to the holders of Warrants entitled to purchase not less than a majority of the shares of Common Stock issuable upon the exercise thereof with respect to the rights and interests of the holders of Warrants so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares of stock or other securities or other property thereafter deliverable upon exercise of this Warrant. Any such adjustment shall be made by and set forth in a supplemental agreement between the Company and the successor entity and be approved by the holders of Warrants entitled to purchase not less than a majority of the shares of Common Stock issuable upon the exercise thereof.

               (m) NO ADJUSTMENT FOR A CERTAIN SPLIT OF COMMON STOCK. No adjustment shall be made pursuant to this Section 5.2 as a result of a subdivision of each share of Common Stock outstanding on September 5, 1997 into 1.3379145 shares of Common Stock.

               5.3 RIGHTS OFFERING. If the Company effects an offering of Common Stock pro rata among its stockholders, the Warrantholder shall be entitled, at its option, to elect to participate in each and every such offering as though this Warrant had been exercised and the Warrantholder were, at the time of any such rights offering, then a holder of that number of shares of Common Stock to which the Warrantholder is then entitled on the exercise hereof.

               5.4    CERTIFICATES.

               (a) Upon any adjustment of the Exercise Price pursuant to Section
        5.1 or Section 5.2 above, a certificate signed (i) by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company or (ii) by any independent firm of certified public accountants of recognized national standing selected by, and at the expense of, the Company setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed (by first class mail, postage prepaid) to the Warrantholder specifying the adjusted Exercise Price and the number of shares of Common Stock purchasable upon exercise of this Warrant after giving effect to the adjustment of such number pursuant to Section 5.1 or Section 5.2. The certificate of any independent firm of certified public accountants of recognized national standing selected by the Board of Directors of the Company shall be conclusive evidence of the correctness of any computation made under
        Section 5.1 or Section 5.2.

               (b) In case the Company proposes to (i) pay any dividend payable in stock to the holders of shares of Common Stock or to make any other distribution to the holders of shares of Common Stock, (ii) offer to the holders of shares of Common Stock rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options or (iii) effect any reclassification of the Common Stock (other than a reclassification involving merely the subdivision or combination of outstanding shares of Common Stock), or any capital reorganization or any consolidation or merger (other than a merger in which no distribution of securities or other property is to be made to holders of shares of Common Stock), or any sale, transfer or other disposition of its property, assets and business as an entirety or substantially as an entirety, or the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall mail (by first class mail, postage prepaid) to the Warrantholder notice of such proposed action, which shall specify the date on which the books of the Company shall close, or a record to be taken, for determining holders of Common Stock entitled to receive such stock dividends or other distribution of such rights or options, or the date on which such reclassification, reorganization, consolidation, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date as of which it is expected that holders of Common Stock of record shall be entitled to receive securities or other property deliverable upon such action, if any such date is to be fixed. Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least 10 days prior to the record date for determining holders of Common Stock for purposes of receiving such payment or offer, and in the case of any action covered by clause (iii) above at least 10 days prior to the date upon which such action takes place and 10 days prior to any record date to determine holders of Common Stock entitled to receive such securities or other property.

               (c) Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to this
        Section 5.4, shall not affect the legality or validity of the adjustment of the Exercise Price, the number of shares purchasable upon exercise of this Warrant, or any transaction giving rise thereto.

                5.5 CERTAIN DEFINITIONS. The following terms shall have the meanings indicated below:

               (a) "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, additional shares of Common Stock, either immediately or upon a specified date or the happening of a specified event.

                (b) "Current Market Price" per share of Common Stock on any specified date means the highest of (a) the book value thereof as determined in accordance with generally accepted accounting principles but without any adjustment or reduction for the amount, if any, that may, under modification to generally accepted accounting principles after the date hereof, be required to be listed as an offset to or reserve against earnings or retained earnings by any firm of independent public accountants of recognized national standing selected by the Company, as at the last day of any month ending within 60 days immediately preceding such date or (b) the fair market value thereof as determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of such date or (c) the average of the daily market prices (determined as set forth in the next sentence), if any, for 30 consecutive business days commencing 45 business days before such date, except that for the purposes of Section 5.1(a) hereof the "Current Market Price" per share of Common Stock, shall mean the market price on the business day therein specified or (d) in the event that the Holder shall at its option request an appraisal, the appraised value thereof as determined by a national investment banking firm selected by the Holder and acceptable to the Company (the cost of such appraisal to be borne by the Company) determined without regard to the illiquidity of the investment represented by the Common Stock and without discount by reason of ownership of a minority interest. The market price for each such business day shall be the average of the last sale prices on such day on all domestic stock exchanges on which the Common Stock may then be listed, or, if no sale takes place on such day on any such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchanges, or, if Common Stock is not then listed or admitted to trading on any domestic stock exchange, the market price for each business day shall be the average of the reported bid and asked prices on such day in the over-the-counter market, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company.

               5.6 VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may, at its option, at any time during the term of the Warrant, reduce the then current Exercise Price to any amount, consistent with applicable law, deemed appropriate by the Board of Directors of the Company.

               5.7 NO ADJUSTMENT FOR CASH DIVIDENDS. No adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

        6. REGISTRATION RIGHTS. The Company shall not enter into any agreement obligating the Company to cause securities of the Company owned by any person or entity to be registered under the Securities Act or the securities law of any state unless the Company simultaneously grants rights to Equus and the Contributing Shareholders (as that term is defined in the Funding and Stock Purchase Agreement dated April 18, 1997, between the Company and Equus) which are equal to the rights granted to such other person or entity.

        7. NO IMPAIRMENT. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate to protect the rights of the Warrantholder against impairment. Without limiting the generality of the foregoing, the Company will (a) not change the par value of any shares of Common Stock receivable upon the exercise of this Warrant to an amount greater than the amount payable therefor upon such exercise, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, (c) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant, and (d) not undertake any reverse stock split, combination, reorganization or other reclassification of its capital stock which would have the effect of making this Warrant exercisable for less than one share of Common Stock.

        Upon the request of the Holder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in form reasonably satisfactory to the Holder, the continued validity of this Warrant and the Company's obligations under it.

        8.     MISCELLANEOUS.

               8.1 ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the Company and the Warrantholders with respect to this Warrant and Warrant Shares.

               8.2 BINDING EFFECTS; BENEFITS. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholders and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the Warrantholders and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

               8.3 AMENDMENTS AND WAIVERS. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Warrantholder. The Company, any Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

               8.4 SECTION AND OTHER HEADINGS. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

               8.5 FURTHER ASSURANCES. Each of the Company, the Warrantholders and holders of Warrant Shares shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and/or powers of attorney as may be necessary or appropriate) as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

               8.6 NOTICES. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:

               (a)    if to the Company, addressed to:

                      Healthtech Delivery, Inc.
                      2078 Prospector Avenue
                      Park City, Utah  84060
                      Attention:  William C. Klintworth, Jr.
                                  President and Chief Executive Officer

               (b) if to any Warrantholder or holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

               Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third Business Day after the mailing thereof.

               8.7 SEPARABILITY. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

               8.8 FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the Current Market Price.

               8.9 RIGHTS OF THE HOLDER. The Warrantholder shall not, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

               8.10 GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and performed in Delaware.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the date first written above.


                                 HEALTHTECH DELIVERY, INC.

                                 By: /s/ WILLIAM C. KLINTWORTH, JR.
                                         William C. Klintworth, Jr.
                                         President and Chief Executive Officer

                                  EXERCISE FORM

                 (To be executed upon exercise of this Warrant)

        The undersigned, the record holder of this Warrant, hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ of the Warrant Shares and herewith tenders payment for such Warrant Shares to the order of HEALTHTECH DELIVERY, INC., in the amount of $ _____________ in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of _________________ and that such certificate be delivered to _________________ whose address is _________________.


Date_______________                 Signature:_______________________________